                                                                     Exhibit 1.1

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                               LEGACY RESERVES LP

                                 6,000,000 Units

                         FORM OF UNDERWRITING AGREEMENT

Dated: ________, 2007

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

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  Representations and Warranties ..............................     2
SECTION 2.  Sale and Delivery to Underwriters; Closing ..................    14
SECTION 3.  Covenants of the Partnership ................................    16
SECTION 4.  Payment of Expenses .........................................    20
SECTION 5.  Conditions of Underwriters' Obligations .....................    21
SECTION 6.  Indemnification .............................................    24
SECTION 7.  Contribution ................................................    26
SECTION 8.  Representations, Warranties and Agreements to
            Survive Delivery ............................................    27
SECTION 9.  Termination of Agreement ....................................    27
SECTION 10. Default by One or More of the Underwriters ..................    28
SECTION 11. Notices .....................................................    29
SECTION 12. Parties .....................................................    29
SECTION 13. GOVERNING LAW AND TIME ......................................    29
SECTION 14. Effect of Headings ..........................................    29
SECTION 15. Definitions .................................................    29
SECTION 16. Permitted Free Writing Prospectuses .........................    33
SECTION 17. Absence of Fiduciary Relationship ...........................    33

                                    EXHIBITS

Exhibit A - Underwriters
Exhibit B - Initial Securities to be Sold
Exhibit C - Subsidiaries of the Partnership
Exhibit D - List of Directors and Officers
Exhibit E - Form of Lock-Up Agreement
Exhibit F - Form of Opinion of Partnership Counsel
Exhibit G - Price-Related Information
Exhibit H - Issuer General Use Free Writing Prospectuses
Exhibit I - Existing Unitholders

                               LEGACY RESERVES LP

                                 6,000,000 Units

                             UNDERWRITING AGREEMENT

                                                             January [___], 2007

Wachovia Capital Markets, LLC
As Representative of the several Underwriters
c/o Wachovia Capital Markets, LLC
7 St. Paul Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

     Legacy Reserves LP, a Delaware limited partnership (the "Partnership"), confirms its agreement with Wachovia Capital Markets, LLC ("Wachovia") and each of the other Underwriters named in Exhibit A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Wachovia is acting as representative (in such capacity, the "Representative"), with respect to the issue and sale by the Partnership of a total of 6,000,000 Units (the "Initial Securities") representing limited partner interests in the Partnership (the "Units"), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Initial Securities set forth in said Exhibit A hereto, and with respect to the grant by the Partnership to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of 900,000 additional Units to cover over-allotments, if any. The Initial Securities to be purchased by the Underwriters and all or any part of the 900,000 Units subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." Certain terms used in this Agreement are defined in Section 15 hereof.

     Legacy Reserves GP, LLC, a Delaware limited liability company (the "General Partner"), is the Partnership's sole general partner. Legacy Reserves Operating GP, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership ("Operating GP"), is the sole general partner of Legacy Reserves Operating LP, a Delaware limited partnership (the "Operating Partnership" and, together with the General Partner, the Partnership and the Operating GP, the "Legacy Parties" and, together with the direct and indirect subsidiaries of the Partnership (collectively, the "Subsidiaries") listed on Exhibit C, the "Partnership Entities").

     All or some of the Partnership Entities have entered into, prior to the date hereof, the following agreements (the "Formation Documents"): the Amended and Restated Agreement of Limited Partnership governing the Partnership (the "Partnership Agreement"), (ii) the Amended and Restated Limited Liability Company Agreement governing the General Partner (the "GP LLC Agreement"), (iii) the Agreement of Limited Partnership governing the Operating Partnership (the "Operating Partnership Agreement") and (iv) the Limited Liability Company Agreement governing the Operating GP (the "Operating GP Agreement").

     The Partnership understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

     The Partnership and the Underwriters agree that up to 5% of the Initial Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters to the Partnership's directors, officers, friends, business associates and other related persons (the "Reserved Security Offerees") as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the NASD and all other applicable laws, rules and regulations. To the extent that any such Reserved Securities are not orally confirmed for purchase by any such Reserved Security Offeree before 9:00 A.M. (Eastern Daylight Time) on the first day of trading of the Securities, such Reserved Securities may, at the sole and absolute discretion of Wachovia, be offered to the public as part of the public offering contemplated hereby or offered or sold to any other Reserved Security Offerees.

     Promptly after the execution of this Agreement, the Partnership will prepare and file with the Commission a prospectus in accordance with the provisions of Rule 430A and Rule 424(b) and the Partnership has previously advised you of all information (financial and other) that will be set forth therein. Such prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." Any Prospectus delivered pursuant to Rule 173(d) shall be identical to the electronically transmitted copy thereof filed with the Commission pursuant to Rule 424(b).

     SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Partnership. The Legacy Parties jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date referred to in Section 2(c) hereof, and as of each Option Closing Date (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

          (1) Compliance with Registration Requirements. The Securities have been duly registered under the 1933 Act pursuant to the Registration Statement. Each of the Initial Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Partnership, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or become effective and at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act

     Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of its date, at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the statements made by the Partnership in such documents within the coverage of Rule 175(b) of the Rules and Regulations, including (but not limited to) any projections, results of operations or statements with respect to future available cash or future cash distributions of the Partnership or the anticipated ratio of taxable income to distributions, was made or will be made with a reasonable basis and in good faith. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Statutory Prospectus, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished to the Partnership in writing by any Underwriter through Wachovia expressly for use in the Registration Statement, the Statutory Prospectus, the Prospectus or such Issuer Free Writing Prospectus, as the case may be.

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act in connection with the offering of the Securities (including, without limitation, the Prospectus and the Statutory Prospectus), complied when so filed in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and each preliminary prospectus and prospectus (including, without limitation, the Prospectus and the Statutory Prospectus) and any amendments or supplements thereto delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          As of the Applicable Time, neither (a) any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the Statutory Prospectus as of the Applicable Time and the information included on Exhibit H hereto, all considered together (collectively, the "General Disclosure Package"), nor (b) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The Partnership has made available a "bona fide electronic road show" (as defined in Rule 433(h)(5)) in compliance with Rule 433(d)(8)(ii) such that no filing of any "road show" (as defined in Rule 433(h)) is required in connection with the offering of the Securities.

          Each Issuer Free Writing Prospectus, as of its date and at all subsequent times through the completion of the public offering and sale of the Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Statutory Prospectus or the Prospectus and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

          At the time of filing the Initial Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto and at the date hereof, the Partnership was not and is not an "ineligible issuer" as defined in Rule 405, in each case without taking into account any determination made by the Commission pursuant to clause 2 of the definition of such term in Rule 405.

          (2) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (3) Reserve Engineer. LaRoche Petroleum Consultants Ltd. (the "Reservoir Engineer"), whose report is included in the Registration Statement (the "Reserve Report") are the Partnership's independent reserve engineers. No information has come to the attention of the Partnership or, to the Partnership's knowledge, to the Reservoir Engineer, that could reasonably be expected to cause the Reservoir Engineer to withdraw its Reserve Report.

          (4) Information Underlying Reserve Report. The information underlying the estimates of the Partnership's proved reserves that was supplied to the Reservoir Engineer for the purposes of preparing the Reserve Report and estimates of the proved reserves of the Partnership disclosed in the Registration Statement, General Disclosure Package and the Prospectus, including, production, costs of operation, and, to the Partnership Entities' knowledge, future operations and sales of production, was true and correct in all material respects on the dates such information was provided, and such information was supplied and was prepared in accordance with customary industry practices; and the estimates of such reserves and PV-10 thereof as described in the Registration Statement, General Disclosure Package and the Prospectus and reflected in the Reserve Report referenced therein have been prepared in a manner that complies with the applicable requirements of the 1933 Act Regulations. Other than normal production of the reserves, product price fluctuations, and fluctuations of demand for such products, and except as disclosed in the Registration Statement, General Disclosure Package and the Prospectus, no Legacy Party is aware of any facts or circumstances that would result in a materially adverse change in the reserves in the aggregate, or the aggregate present value of the future net cash flows therefrom as described in the Registration Statement, General Disclosure Package and the Prospectus and as reflected in the Reserve Report.

          (5) Financial Statements. The financial statements of the Partnership included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of the Partnership and its consolidated subsidiaries at the dates indicated and the results of operations, changes in unitholders' equity and cash flows of the Partnership and its consolidated subsidiaries for the periods specified; the financial statements of any other entities or businesses included in the Registration Statement, the General Disclosure Package or the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of each such entity or business, as the case may be, and its consolidated subsidiaries (if any) at the dates indicated and the results of operations, changes in stockholders' (or other owners') equity and cash flows of such entity or business, as the case may be, and its consolidated subsidiaries, if any, for the periods specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the 1933 Act and the 1933 Act Regulations. The supporting schedules, if any, included in the Registration Statement present fairly, in accordance with GAAP, the information required to be stated therein. The information (other than the pro forma information) in the Statutory Prospectus constituting a part of the General Disclosure Package and in the Prospectus under the captions "Summary Historical and Pro Forma Consolidated Financial and Operating Data" and "Selected Historical and Pro Forma Consolidated Financial and Operating Data" presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Partnership included in the Registration Statement and the Prospectus. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; and the pro forma information appearing in the Statutory Prospectus constituting a part of the General Disclosure Package and in the Prospectus under the caption "Summary Historical and Pro Forma Consolidated Financial and Operating Data" presents fairly the information shown therein and has been compiled on a basis consistent with that of the pro forma financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus. All information contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding "non-GAAP financial measures" (as defined in Regulation G of the Commission) comply with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

          (6) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a

     "Material Adverse Effect"), (B) there have been no transactions entered into by the Partnership or any of its subsidiaries which are material with respect to the Partnership and its subsidiaries considered as one enterprise, and (C) except for regular quarterly distributions on the Units in amounts per Unit that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Partnership on the Units.

          (7) Good Standing of the Partnership Entities. Each Partnership Entity has been duly organized or formed and is validly existing as a limited partnership, limited liability company, corporation or other business entity, in good standing under the laws of the state of its incorporation or formation and has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Partnership is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (8) Entity Ownership

               (a) Moriah Properties, Ltd., DAB Resources, Ltd., Brothers Production Properties, Ltd., Brothers Production Company, Inc., Brothers Operating Company, Inc., J&W McGraw Properties, Ltd., MBN Properties LP, and H2K Holdings, Ltd. own 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the GP LLC Agreement, and are fully paid and non-assessable (except as such non-assessability may be limited by Section 18-607 of the Delaware LLC Act); and such persons and entities own such membership interests free and clear of all Liens.

               (b) The General Partner is the sole general partner of the Partnership with a 0.1% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement, and is fully paid; and the General Partner owns such general partner interest free and clear of all Liens; the General Partner owns no assets, and has no business, other than with respect to its 0.1% general partner interest in the Partnership.

               (c) At the Closing Date, after giving effect to the offering contemplated hereby (assuming the option to purchase Option Securities is not exercised), the persons listed on Schedule I (the "Existing Unitholders") will own [ ] Units, representing collectively a [ ]% limited partner interest in the Partnership (the "Existing Unitholder Units"). At the Closing Time, all of the issued and outstanding Existing Unitholder Units, and the limited partner interests represented thereby, will be duly authorized and validly issued in accordance with the Partnership Agreement, and will be fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act).

               (d) The Units to be issued and sold by the Partnership hereunder, and the limited partner interests represented thereby, will be duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the purchaser thereof against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act).

          (9) Operating GP Ownership. The Partnership owns 100% of the membership interests in the Operating GP; such membership interests have been duly authorized and validly issued in accordance with the Operating GP Agreement, and are fully paid and non-assessable (except as such non-assessability may be affected by Section 18-607 of the Delaware LLC
     Act); and the Partnership owns such membership interests free and clear of all Liens, except for the pledge of such membership interests under the Existing Credit Agreement.

          (10) Operating Partnership Ownership. (A) The Operating GP is the sole general partner of the Operating Partnership with a 0.1% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement, and is fully paid; and the Operating GP owns such general partner interest free and clear of all Liens, except for the pledge of such general partner interest under the Existing Credit Agreement; and
     (B) the Partnership is the sole limited partner of the Operating Partnership with a 99.9% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act and as otherwise described in the Prospectus); and the Partnership owns such limited partner interest free and clear of all Liens, except for the pledge of such limited partner interest under the Existing Credit Agreement.

          (11) No Other Subsidiaries. Other than ownership interests in the Subsidiaries, the Partnership does not own, and at the Closing Date and the Option Closing Date, will not own, directly or indirectly, an equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership interest in the Partnership and its indirect ownership interests in the Subsidiaries, the General Partner does not own, and at the Closing Date and the Option Closing Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

          (12) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Legacy Parties.

          (13) Description of Securities. The Units and the Partnership's Organizational Documents conform in all material respects to all of the respective statements relating thereto contained in the Registration Statement, the General Disclosure Package and the

     Prospectus and such statements conform to the rights set forth in the respective instruments and agreements defining the same.

          (14) Absence of Defaults and Conflicts. Neither the Partnership nor any of its subsidiaries is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Partnership Document, except (solely in the case of Partnership Documents other than Subject Instruments) for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Legacy Parties with their obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Partnership or any of its subsidiaries pursuant to any Partnership Documents, except (solely in the case of Partnership Documents other than Subject Instruments) for such conflicts, breaches, defaults or Liens that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of the Partnership or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Partnership or any of its subsidiaries or any of their respective assets, properties or operations.

          (15) Absence of Labor Dispute. No labor dispute with the employees of any Partnership Entity exists or, to the knowledge of the Partnership, is threatened or imminent, and the Partnership is not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of any Partnership Entity which, in any such case, may reasonably be expected to result in a Material Adverse Effect.

          (16) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Partnership, threatened, against or affecting any Partnership Entity which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Partnership of its obligations under this Agreement; the aggregate of all pending legal or governmental proceedings to which any Partnership Entity is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (17) Accuracy of Descriptions and Exhibits. The information in the Statutory Prospectus constituting a part of the General Disclosure Package and in the Prospectus under the captions "Business--Environmental Matters and Regulation," "Business--Other Regulation of the Oil and Natural Gas Industry," "Business--Legal Proceedings," "Description of Units," and "Material Tax Consequences," in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Partnership's Organizational Documents or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of any Partnership Documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement, the Statutory Prospectus constituting a part of the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

          (18) Possession of Intellectual Property. The Partnership and its subsidiaries own or possess or have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names and other intellectual property (collectively, "Intellectual Property") necessary to carry on their respective businesses as described in the Prospectus and as proposed to be conducted; and neither the Partnership nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Partnership or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

          (19) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any member, unitholder or creditor of any Partnership Entity, (C) no waiver or consent under any Subject Instrument, and (D) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Partnership of its obligations under this Agreement, for the offering, issuance, sale or delivery of the Securities hereunder, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, except such as have been already obtained under the 1933 Act or the 1933 Act Regulations or such as may be required under state securities laws.

          (20) Possession of Licenses and Permits. The Partnership Entities possess such permits, licenses, approvals, consents and other authorizations (collectively,

     "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Partnership Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (21) Title to Assets. Each of the Partnership Entities has (A) legal, valid and defensible title to the interests in Oil and Gas Properties supporting the estimates of its net proved reserves contained in the Registration Statement, the General Disclosure Package and the Prospectus,
     (B) good and marketable title in fee simple to all real property other than Oil and Gas Properties covered by clause (A), and (B) good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not materially affect the value of the property of the Partnership Entities, taken as a whole, and do not materially interfere with the use made and proposed to be made of such property by any of the Partnership Entities; all real property and buildings held under lease by any of the Partnership Entities are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by any of the Partnership Entities. The Working Interests derived from the Oil and Gas Properties evidence in all material respects the right of the Partnership Entities to explore, develop and produce hydrocarbons from such Hydrocarbon Interests, and the acquisition and procurement of such oil and gas leases, options to lease, drilling rights and concessions or other property interests was generally consistent with standard industry practices in the areas in which the Partnership Entities operate for acquiring or procuring oil and gas leases and interests therein to explore, develop or produce hydrocarbons.

          (22) Investment Company Act. No Partnership Entity is, and upon the issuance by the Partnership and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, no Partnership Entity will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

          (23) Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) no Partnership Entity is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Partnership Entities have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any Partnership Entity and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any Partnership Entity relating to Hazardous Materials or any Environmental Laws.

          (24) Absence of Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or (B) otherwise registered by the Partnership under the 1933 Act. There are no persons with tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement or sold in connection with the sale of Securities by the Partnership pursuant to this Agreement.

          (25) Parties to Lock-Up Agreements. Each of the parties listed on Exhibit D hereto has executed and delivered to the Representative a lock-up agreement in the form of Exhibit E hereto. Exhibit D hereto contains a true, complete and correct list of all directors and officers of the Legacy Parties.

          (26) Nasdaq Global Market. The Securities being sold hereunder by the Partnership have been approved for listing, subject only to official notice of issuance, on the Nasdaq Global Market.

          (27) NASD Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Partnership, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Partnership in connection with letters, filings or other supplemental information provided to NASD Regulation Inc. pursuant to NASD Conduct Rule 2710 or 2720 is true, complete and correct.

          (28) Tax Returns. The Partnership Entities have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof, except where the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against any of them, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Material Adverse Effect.

          (29) Insurance. The Partnership Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring any Partnership Entity or their respective businesses, assets, employees, officers and directors are in full force and effect; the Partnership Entities are in compliance with the terms of such policies and instruments in all material respects; there are no claims by any Partnership Entity under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; no Partnership Entity has been refused any insurance coverage sought or applied for; and no Partnership Entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

          (30) Accounting Controls. The Partnership Entities maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Partnership's most recent audited fiscal year, there has been (1) no material weakness in the Partnership's internal control over financial reporting (whether or not remedied) and (2) no change in the Partnership's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership's internal control over financial reporting.

          (31) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Partnership or any of the Partnership's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans.

          (32) Absence of Manipulation. No Partnership Entity has taken nor will any Partnership Entity take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

          (33) No Right of First Refusal. No Partnership Entity nor any other person has any preemptive right, right of first refusal or other similar right to purchase or otherwise acquire any of the Securities to be sold by the Partnership to the Underwriters pursuant to this Agreement.

          (34) Statistical, Demographic or Market-Related Data. Any statistical, demographic, market-related, customer-related or production-related data included in the Registration Statement, the General Disclosure Package or the Prospectus is based on or derived from sources that the Partnership believes to be reliable and accurate and all such data included in the Registration Statement, the General Disclosure Package or the Prospectus accurately reflects the materials upon which it is based or from which it was derived.

          (35) Foreign Corrupt Practices Act. No Partnership Entity nor, to the knowledge of any Partnership Entity, any director, officer, agent, employee, affiliate or other person acting on behalf of any Partnership Entity is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Partnership Entities and, to the knowledge of the Partnership Entities, their other affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

          (36) Money Laundering Laws. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Partnership Entity with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Entities, threatened.

          (37) OFAC. No Partnership Entity nor, to the knowledge of any Partnership Entity, any director, officer, agent, employee, affiliate or person acting on behalf of any Partnership Entity is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and no Partnership Entity will directly or indirectly use the proceeds of the offering contemplated by this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (38) Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no Partnership Entity has any lending relationship or other commercial banking relationship with any bank or similar institution affiliated with any of the Underwriters, and no Partnership Entity intends to use any of the proceeds from the sale of the Securities to repay any debt owed to any Underwriter or any affiliate of any Underwriter.

          (39) Transfer Taxes. There are no stock or other transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges payable in connection with the execution or delivery of this Agreement by the Partnership Entities or the issuance or sale by the Partnership of the Securities to the Underwriters hereunder.

          (40) No Prohibition on Dividends by Subsidiaries. No subsidiary of the Partnership is prohibited, directly or indirectly, from paying any dividends or making any other distributions on such subsidiary's capital stock, from repaying any debt owed to the Partnership or any of its other subsidiaries, or from transferring any of its property or assets to the Partnership or any of its other subsidiaries.

          (41) Stop Transfer Instructions. The Partnership has, with respect to all Units (other than the Securities to be sold pursuant to this Agreement) and any securities convertible into, or exercisable or exchangeable for, Units owned or held (of record or beneficially) by any of the persons who have entered into or are required to enter into an agreement in the form of Exhibit E hereto, instructed the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as defined below); and, during the Lock-Up Period, the Partnership will not cause or permit any waiver, release, modification or amendment of any such stop transfer instructions or stop transfer procedures without the prior written consent of Wachovia.

     (b) Certificates. Any certificate signed by any officer of the Partnership Entities or any of its subsidiaries and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by such Partnership Entity to each Underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Partnership, at the price of $______ per share (the "Purchase Price"), that proportion of the number of Initial Securities set forth in Exhibit B opposite the name of the Partnership, which the number of Initial Securities set forth in Exhibit A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional Securities. The price at which the Securities shall initially be offered to the public is $_____ per share.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership hereby grants an option to the Underwriters, severally and not jointly, to purchase up to 900,000 Units at a price per share equal to the Purchase Price referred to in Section 2(a) above; provided that the price per share for any Option Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Partnership and payable or paid on the Initial Securities but not payable on such Option Securities. The option hereby granted will expire at the close of business on the 30th day after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Partnership setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, the Partnership will sell to the Underwriters that number of Option Securities as to which the Underwriters are exercising the Option, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Exhibit A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject in each case to such adjustments as the Representative in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin, Suite 2500, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representative and the Partnership, at 9:00 A.M. (Eastern time) on January [___], 2007 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Partnership (such time and date of payment and delivery being herein called "Closing Date").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Partnership, on each Option Closing Date as specified in the notice from the Representative to the Partnership.

     Payment shall be made to the Partnership by wire transfer of immediately available funds to a single bank account designated by the Partnership against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial

Securities and the Option Securities, if any, which it has agreed to purchase. Wachovia, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in Houston, Texas not later than noon (Central time) on the business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

     SECTION 3. Covenants of the Partnership. The Partnership covenants with each Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Partnership, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Representative immediately, and confirm the notice in writing, (i) when the Initial Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any Issuer Free Writing Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to
     Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Partnership becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Partnership will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Partnership will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act or otherwise, or (without limitation to the provisions of Section 16 of this Agreement), any Issuer Free Writing Prospectus or any amendment or supplement thereto, and will furnish the Representative with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

          (c) Delivery of Registration Statements. The Partnership has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Partnership has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus and any Issuer Free Writing Prospectuses prepared prior to the date of this Agreement as such Underwriter reasonably requested, and the Partnership hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Partnership will furnish to each Underwriter, without charge, such number of copies of the documents constituting the General Disclosure Package, any Issuer Free Writing Prospectuses prepared on or after the date of this Agreement and the Prospectus (and any amendments or supplements thereto) as such Underwriter may reasonably request. The Statutory Prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters is or will be, as the case may be, identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Partnership will comply with the 1933 Act, the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities (including, without limitation, pursuant to Rule 172), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Partnership, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Partnership will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Partnership will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted, conflicts or would conflict with the information contained in the Registration Statement or included, includes or would include an untrue statement of a material fact or omitted, omits or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Partnership will promptly notify Wachovia and the Partnership will, subject to Section 3(b) hereof, promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

          (f) Blue Sky Qualifications. The Partnership will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Partnership shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Partnership will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.

          (g) Rule 158. The Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds. The Partnership will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (i) Listing. The Partnership will use its best efforts to effect the listing of the Securities on the Nasdaq Global Market.

          (j) Restriction on Sale of Securities. During the Lock-Up Period, the Partnership will not, without the prior written consent of Wachovia, directly or indirectly:

               (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Units or any securities convertible into or exercisable or exchangeable for Units,

               (ii) file or cause the filing of any registration statement under the 1933 Act with respect to any Units or any securities convertible into or exercisable or exchangeable for any Units (other than any Rule 462(b) Registration Statement filed to register Securities to be sold to the Underwriters pursuant to this Agreement and registration statements on Form S-8 to register Units or options to purchase Units pursuant to the long-term incentive plan described in clause (2) of the next paragraph(1), or

               (iii) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequence of ownership of any Units or any securities convertible into or exercisable or exchangeable for Units, whether any transaction described in (i) or (iii) above is to be settled by delivery of Units, other securities, in cash or otherwise. Moreover, if:

          (1) during the last 17 days of the Lock-Up Period the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs, or

          (2) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

     the Lock-Up Period shall be extended and the restrictions imposed by this
     Section 3(j) shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless Wachovia waives, in writing, such extension.

          Notwithstanding the provisions set forth in the immediately preceding paragraph, the Partnership may, without the prior written consent of
     Wachovia:

          (1) issue Securities to the Underwriters pursuant to this Agreement,

          (2) issue Units, and options to purchase Units, pursuant to the long-term incentive plan described in the Prospectus under the caption "Management--Long-Term Incentive Plan," as such plan is in effect on the date of this Agreement, and

          (3) issue Units upon the exercise of options outstanding on the date of this Agreement or issued after the date of this Agreement under the long-term incentive plan referred to in clause (2) above, as such options and plan are in effect on the date of this Agreement.

          (k) Reporting Requirements. The Partnership, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

----------
(1)  Discuss

          (l) Preparation of Prospectus. Immediately following the execution of this Agreement, the Partnership will, subject to Section 3(b) hereof, prepare the Prospectus containing the Rule 430A Information and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Representative and the Partnership may deem appropriate, and will file the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)). Any Prospectus delivered pursuant to Rule 173(d) shall be identical to the electronically transmitted copy thereof filed with the Commission pursuant to Rule 424(b).

     SECTION 4. Payment of Expenses.

     (a) Expenses. The Partnership will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the word processing, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Partnership,
(v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus, the documents constituting the General Disclosure Package and the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplements thereto, (viii) the fees and expenses of the Custodian and the transfer agent and registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq Global Market, (xi) all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities and the establishment and administration of the program for the sale of the Reserved Securities and (xii) the disbursements of counsel for the Underwriters in connection with the copying and delivery of closing documents delivered by the Partnership or the Partnership's accountants or counsel (including any local counsel).

     (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) or (v) hereof, the Partnership shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Legacy Parties contained in this Agreement or in certificates of any officer of the Partnership or any subsidiary of the Partnership, to the performance by the Legacy Parties of their respective covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Date (or the applicable Option Closing Date, as the case may be) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Partnership, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) (without reliance upon Rule 424(b)(8)), and prior to Closing Date, the Partnership shall have provided evidence satisfactory to the Representative of such timely filing.

          (b) Opinion of Counsel for Partnership. At Closing Date, the Representative shall have received the favorable opinion, dated as of Closing Date, of Andrews Kurth LLP, counsel for the Partnership ("Partnership Counsel"), in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit F hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (c) Opinion of Counsel for Underwriters. At Closing Date, the Representative shall have received the favorable opinion, dated as of Closing Date, of Vinson & Elkins L.L.P., counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to such matters as the Underwriters may reasonably require. In giving such opinion such counsel may rely without investigation, as to all matters governed by the laws of any jurisdictions other than the law of the State of New York, the federal law of the United States and the Delaware Revised Uniform Limited Partnership Act, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Partnership and its subsidiaries and of public officials.

          (d) Officers' Certificate. At Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and, at the Closing Date, the Representative shall have received a certificate of the Chairman, the President, the Chief Executive Officer or an Executive Vice President or Senior Vice President of each of the Legacy Parties (or persons holding similar positions, as applicable) and of the Chief Financial Officer or Chief Accounting Officer of each of the Legacy Parties (or persons holding similar positions, as applicable), dated as of Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Legacy Parties in this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Date, (iii) the Partnership has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

          (e) Comfort Letters. At the time of the execution of this Agreement, the Representative shall have received from each of BDO Seidman, LLP, Johnson Miller & Co. and the Reserve Engineer a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letters for each of the other Underwriters, containing (i) in the case of the letters of BDO Seidman, LLP and Johnson Miller & Co., statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of the Partnership contained in the Registration Statement or the Prospectus and (ii) in the case of the letter of the Reserve Engineer, containing statements and information ordinarily included in reserve engineers' "comfort letters" to underwriters with respect to the Reserve Report and related information contained in the Registration Statement or the Prospectus.

          (f) Bring-down Comfort Letter. At Closing Date, the Representative shall have received from each of BDO Seidman, LLP and the Reserve Engineer a letter, dated as of Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Date.

          (g) Approval of Listing. At Closing Date and each Option Closing Date, if any, the Securities to be purchased by the Underwriters at such time shall have been approved for listing on the Nasdaq Global Market, subject only to official notice of issuance.

          (h) Lock-up Agreements. Prior to the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit E hereto signed by each of the persons listed on Exhibit D hereto.

          (i) No Objection. Prior to the date of this Agreement, NASD Regulation Inc. shall have confirmed in writing that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities on any Option Closing Date that is after the Closing

     Date, the obligations of the several Underwriters to purchase the applicable Option Securities shall be subject to the conditions specified in the introductory paragraph of this Section 5 and to the further condition that, at the applicable Option Closing Date, the Representative shall have received:

               (1) Officers' Certificate. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by two of the officers specified in, Section 5(d) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

               (2) Opinion of Counsel for Partnership. The favorable opinion of Partnership Counsel in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(b) hereof.

               (3) Opinion of Counsel for Underwriters. The favorable opinion of Vinson & Elkins L.L.P., counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof.

               (4) Bring-down Comfort Letters. A letter from each of BDO Seidman, LLP, Johnson Miller & Co. and the Reserve Engineer in form and substance satisfactory to the Representative and dated such Option Closing Date, substantially in the same form and substance as the letters furnished to the Representative pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Option Closing Date.

          (k) Additional Documents. At Closing Date and at each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Partnership in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

          (l) Termination of Agreement. If any condition specified in this
     Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Option Closing Date which is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Partnership at any time on or prior to Closing Date or such Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7 and 8 hereof shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.

     (a) Indemnification by the Legacy Parties. The Legacy Parties agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Partnership; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Wachovia), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through Wachovia expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Indemnification by the Underwriters. Each Underwriter severally agrees to indemnify and hold harmless the Partnership, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Partnership by such Underwriter through Wachovia expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, any Issuer Free Writing Prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by Wachovia; and, counsel to the Partnership, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Partnership. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Partnership, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Legacy Parties agree, promptly upon a request in writing from Wachovia, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by any of the Underwriters as a result of the failure of any Reserved Security Offeree to pay for and accept delivery of Reserved Securities which such Reserved Security Offeree agreed (orally or in writing) to purchase.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the Legacy Parties on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Legacy Parties on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Legacy Parties on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Partnership and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Legacy Parties on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by any of the Legacy Parties or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Legacy Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters or the Legacy Parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Partnership, each officer of the Partnership who signed the Registration Statement, and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Partnership. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Exhibit A hereto and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Legacy Parties or any of their subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Partnership, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9. Termination of Agreement.

     (a) Termination; General. The Representative may terminate this Agreement, by notice to the Partnership, at any time on or prior to Closing Date (and, if any Option Securities are to be purchased on an Option Closing Date which occurs after the Closing Date, the Representative may terminate the obligations of the several Underwriters to purchase such Option Securities, by notice to the Partnership, at any time on or prior to such Option Closing Date) (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Partnership has been suspended or materially limited by the Commission or the Nasdaq Global Market, or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities or (v) if there shall have occurred, since the time of execution of this Agreement, any downgrading in the rating of any debt securities or Partnership by any "nationally recognized statistical rating organization" (as defined by the Commission for purposes of Rule 436 under the 1933 Act) or any public announcement that any such organization has under surveillance or review its ratings on any such debt securities, (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Partnership has been placed on negative outlook.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 hereof shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Date or an Option Closing Date to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Closing Date which occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Partnership to sell the Option Securities that were to have been purchased and sold on such Option Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of an Option Closing Date which is after the Closing Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Partnership to sell the relevant Option Securities, as the case may be, the Representative shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Wachovia Capital Markets, LLC, 7 St. Paul Street, Baltimore, Maryland 21202, Attention of _________; notices to the Partnership shall be directed to it at _________, Attention of _________.

     SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Legacy Parties and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Legacy Parties and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Partnership and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

     SECTION 15. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

     "Applicable Time" means _____ (New York time) on _____, 200_ or such other date or time as agreed by the Partnership and Wachovia.

     "Commission" means the Securities and Exchange Commission.

     "EDGAR" means the Commission's Electronic Data Gathering, Analysis and Retrieval System.

     "Existing Credit Agreement" means the Credit Agreement dated as of March 15, 2006 among the Partnership, BNP Paribas, as agent, and the other parties thereto, as amended or supplemented, if applicable, including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by the Partnership or any of its subsidiaries in connection therewith or pursuant thereto, in each case as amended or supplemented if applicable.

     "GAAP" means generally accepted accounting principles.

     "Hydrocarbon Interests" means all rights, titles, interests and estates now owned or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases (including subleases), oil, gas and casinghead gas leases, or other liquid or gaseous hydrocarbon leases, mineral fee or lease interests, other oil, gas and mineral leasehold fee or term interests, farm outs, overriding royalty and royalty interests, net profits interests, net revenue interests, carried interests, oil payments, production payment interests and similar mineral interests, including any reserved, reversionary or residual interest of whatever nature.

     "Initial Registration Statement" means the Partnership's registration statement on Form S-1 (Registration No. 333-138637), as amended (if applicable), at the time it became effective, including the Rule 430A Information.

     "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433, relating to the Securities (including, without limitation, any "road show" that is a "written communication" within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission and any issuer free writing prospectus that is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms), in each case in the form furnished to the Underwriters for use in connection with the offering of the Securities (and not as the form of Issuer Free Writing Prospectus filed with the Commission pursuant to Rule 433).

     "Issuer General Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by it being listed in Exhibit H hereto.

     "Issuer Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

     "Lien" means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     "Lock-Up Period" means the period beginning on and including the date of this Agreement through and including the date that is the 180th day after the date of this Agreement.

     "NASD" means the National Association of Securities Dealers, Inc.

     "NYSE" means the New York Stock Exchange.

     "Oil and Gas Properties" means all of the Partnership's Hydrocarbon Interests; personal property and/or real property now or hereafter pooled or unitized with Hydrocarbon Interests; currently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including all units created under orders, regulations and rules of any governmental body having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; pipelines, gathering lines, compression facilities, tanks and processing plants; oil wells, gas wells, water wells, injection wells, platforms, spars or other offshore facilities, casings, rods, tubing, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, gas systems (for gathering, dehydration, treating and compression), and water systems (for treating, disposal and injection); interests held in royalty trusts whether currently existing or hereafter created; hydrocarbons in and under and which may be produced, saved, processed or attributable to the Hydrocarbon Interests, the lands covered thereby and all hydrocarbons in pipelines, gathering lines, tanks and processing plants and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; tenements, hereditaments, appurtenances and personal property and/or real property in any way appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, and all rights, titles, interests and estates described or referred to above, including any and all real property, now owned or hereafter acquired, used or held for use in connection with the operating, working or development of any of such Hydrocarbon Interests or personal property and/or real property and including any and all surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

     "Organizational Documents" means (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and
(e) in the case of any other entity, the organizational and governing documents of such entity.

     "Partnership Documents" means any contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements to which the Partnership or any of its subsidiaries is a party or by which the Partnership or any of its subsidiaries is bound or to which any of the property or assets of the Partnership or any of its subsidiaries is subject.

     "preliminary prospectus" means any prospectus used in connection with the offering of the Securities that was used before the Initial Registration Statement became effective, or that was used after such effectiveness and prior to the execution and delivery of this Agreement, or that omitted the Rule 430A Information or that was captioned "Subject to Completion".

     "Registration Statement" means the Initial Registration Statement; provided that, if a Rule 462(b) Registration Statement is filed with the Commission, then the term "Registration Statement" shall also include such Rule 462(b) Registration Statement.

     "Repayment Event" means any event or condition which gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Partnership or any subsidiary of the Partnership.

     "Rule 164," "Rule 172," "Rule 424(b)," "Rule 430A," "Rule 433" and "Rule
462(b)" refer to such rules under the 1933 Act.

     "Rule 430A Information" means the information included in the Prospectus that was omitted from the Initial Registration Statement at the time it became effective but that is deemed to be a part of the Initial Registration Statement at the time it became effective pursuant to Rule 430A.

     "Rule 462(b) Registration Statement" means a registration statement filed by the Partnership pursuant to Rule 462(b) for the purpose of registering any of the Securities under the 1933 Act, including the Rule 430A Information.

     "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

     "Statutory Prospectus" as of any time means the prospectus or preliminary prospectus, as the case may be, relating to the Securities that is included in the Initial Registration Statement immediately prior to that time in the form furnished to the Underwriters for use in connection with the offering of the Securities.

     "Subject Instruments" means the Existing Credit Agreement and all other instruments, agreements and documents filed as exhibits to the Registration Statement pursuant to Rule 601(b)(10) of Regulation S-K of the Commission; provided that if any instrument, agreement or other document filed as an exhibit to the Registration Statement as aforesaid has been redacted or if any portion thereof has been deleted or is otherwise not included as part of such exhibit (whether pursuant to a request for confidential treatment or otherwise), the term "Subject Instruments" shall nonetheless mean such instrument, agreement or other document, as the case may be, in its entirety, including any portions thereof which shall have been so redacted, deleted or otherwise not filed.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1933 Act Regulations" means the rules and regulations of the Commission under the 1933 Act.

     "1934 Act" means the Securities Exchange Act of 1934, as amended.

     "1934 Act Regulations" means the rules and regulations of the Commission under the 1934 Act.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Working Interest" means each Partnership Entity's undivided operating and expense-bearing interest under a Hydrocarbon Interest.

     All references in this Agreement to the Registration Statement, the Initial Registration Statement, any Rule 462(b) Registration Statement, any preliminary prospectus, the Statutory Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; and all references to any Issuer Free Writing Prospectus that is required to be filed with the Commission pursuant to Rule 433 shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR.

     SECTION 16. Permitted Free Writing Prospectuses. Each Legacy Party jointly and severally represents, warrants and agrees that, unless it obtains the prior consent of Wachovia, and each Underwriter, severally and not jointly, represents and agrees that, unless it obtains the prior consent of the Partnership and Wachovia, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by Wachovia or by the Partnership and Wachovia, as the case may be, is hereinafter referred to as a "Permitted Free Writing Prospectus." The Partnership represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, nothing in this
Section 16 shall restrict the Partnership from making any filings required under the 1934 Act or 1934 Act Regulations.

     SECTION 17. Absence of Fiduciary Relationship. Each of the Legacy Parties acknowledges and agrees that:

     (a) Each of the Underwriters is acting solely as an underwriter in connection with the public offering of the Securities and no fiduciary, advisory or agency relationship between the Legacy Parties, on the one hand, and any of the Underwriters, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Underwriters have advised or is advising the Legacy Parties on other matters and none of the Underwriters has any obligation to the Legacy Parties with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

     (b) the public offering price of the Securities and the price to be paid by the Underwriters for the Securities set forth in this Agreement were established by the Partnership following discussions and arms-length negotiations with the Representative;

     (c) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

     (d) in connection with each transaction contemplated by this Agreement and the process leading to such transactions, each Underwriter is and has been acting solely as principal and not as fiduciary, advisor or agent of the Legacy Parties or any of their affiliates, or any of their respective unitholders (or other equity holders), creditors or employees or any other party;

     (e) none of the Underwriters has provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

     (f) it is aware that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Legacy Parties and that none of the Underwriters has any obligation to disclose such interests and transactions to the Legacy Parties by virtue of any fiduciary, advisory or agency relationship; and

     (g) it waives, to the fullest extent permitted by law, any claims it may have against any of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Legacy Parties or any affiliates, unitholders (or other equity holders), employees or creditors of the Legacy Parties.

                            [SIGNATURE PAGE FOLLOWS]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Partnership in accordance with its terms.

                                        Very truly yours,

                                        LEGACY RESERVES GP LLC


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LEGACY RESERVES LP

                                        By: Legacy Reserves GP, LLC
                                            its General Partner


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LEGACY RESERVES OPERATING GP LLC

                                        By: Legacy Reserves LP,
                                            its sole member

                                        By: Legacy Reserves GP, LLC
                                            its General Partner


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        LEGACY RESERVES OPERATING LP

                                        By: Legacy Reserves Operating GP LLC,
                                            its general partner

                                        By: Legacy Reserves LP
                                            its sole member

                                        By: Legacy Reserves GP, LLC
                                            its General Partner


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


CONFIRMED AND ACCEPTED, as of the
date first above written:

By: WACHOVIA CAPITAL MARKETS, LLC


By
   ----------------------------------
          Authorized Signatory

For itself and as Representative of the Underwriters named in Exhibit A hereto.

                                    EXHIBIT A

                                               Number of
                                                Initial
            Name of Underwriter               Securities
-------------------------------------------   ----------
Wachovia Capital Markets, LLC..............
Friedman, Billings, Ramsey & Co., Inc......
Raymond James & Associates, Inc............
RBC Capital Markets Corporation............
Oppenheimer & Company, Incorporated........
Stifel, Nicolaus & Company, Incorporated...

   Total...................................


                                    EXHIBIT B

                                               Number of
                                                Initial
                                              Securities
                                              to be Sold
                                              ----------
Partnership................................
Total......................................

                                    EXHIBIT C

[TO BE PROVIDED BY PARTNERSHIP COUNSEL. IN THE CASE OF PARTNERSHIPS AND LIMITED LIABILITY COMPANIES, PLEASE INDICATE THEIR GENERAL PARTNERS AND MANAGING MEMBERS]

                         SUBSIDIARIES OF THE PARTNERSHIP

                        JURISDICTION OF
NAME                      ORGANIZATION             TYPE OF ENTITY
----                    ---------------   --------------------------------
[Name of Subsidiary]        [State]        [Corporation/Limited Liability
                                                   Company/Limited
                                          Partnership/General Partnership]
MATERIAL SUBSIDIARIES
[Name of Subsidiary]        [State]        [Corporation/Limited Liability
                                                   Company/Limited
                                          Partnership/General Partnership]

                                    EXHIBIT D

                         LIST OF DIRECTORS AND OFFICERS

                                    EXHIBIT E

                            FORM OF LOCK-UP AGREEMENT

                               LEGACY RESERVES LP

         Public Offering of Units Representing Limited Partner Interests

                                                 Dated as of January [___], 2007

Wachovia Capital Markets, LLC
As Representative of the several Underwriters
7 St. Paul Street
Baltimore, MD 21202

Ladies and Gentlemen:

     This agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between Legacy Reserves LP, a Delaware limited partnership (the "Partnership"), Wachovia Capital Markets, LLC ("Wachovia"), as representative or one of the representatives of a group of underwriters (the "Underwriters"), and the other parties thereto (if any) to be named therein, relating to a proposed underwritten public offering of Units (the "Units") representing limited partner interests in the Partnership.

     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Units will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Partnership or one of its affiliates, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 180th day after the date of the Underwriting Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of Wachovia, directly or indirectly:

          (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Units or any securities convertible into or exercisable or exchangeable for Units, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

          (ii) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequence of ownership of any Units or any securities convertible into or exercisable or exchangeable for any Units, whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Units, other securities, in cash or otherwise. Moreover, if:

     (1) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs, or

     (2) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

the Lock-Up Period shall be extended and the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless Wachovia waives, in writing, such extension.

     Notwithstanding the provisions set forth in the immediately preceding paragraph, the undersigned may, without the prior written consent of Wachovia, transfer any Units or any securities convertible into or exchangeable or exercisable for Units

          (1) if the undersigned is a natural person, as a bona fide gift or gifts, or by will or intestacy, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned's immediate family or to a charity or educational institution, and

          (2) if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value, provided, however, that in the case of any transfer described in clause (1) or
(2) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Wachovia, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to "immediate family" in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Wachovia, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of Units or any securities convertible into or exercisable or exchangeable for Units by the undersigned during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer or distribution is not a transfer for value and, in the case of any transfer pursuant to clause (1), that such transfer is being made as a gift or by will or intestacy, as the case may be, and, in the case of any transfer pursuant to clause (2), that such transfer is being made to the partners or members, as the case may be, of the applicable partnership or limited liability company, as the case may be, and is not a transfer for value. For purposes of this paragraph, "immediate family" shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

     The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand for or exercise any right with respect to the registration under the Securities Act of 1933, as amended (the "1933 Act"), of any Units or any securities convertible into or exercisable or exchangeable for Units, and (ii) the Partnership may, with respect to any Units or any securities convertible into or exercisable or exchangeable for Units owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

     In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by the Underwriting Agreement or sold in connection with the sale of Units pursuant to the Underwriting Agreement, provided that such waiver shall apply only to the public offering of Units pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     If the Underwriting Agreement is not executed by the parties thereto prior to _________, 2007, this agreement shall automatically terminate and become null and void.

     The undersigned acknowledges and agrees that whether or not any public offering of Units actually occurs depends on a number of factors, including market conditions.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

                                        Yours very truly,


                                        ----------------------------------------
                                        Print Name:

                                    EXHIBIT F

                     FORM OF OPINION OF PARTNERSHIP COUNSEL

          (1) Each of the Legacy Parties has been duly formed or organized, as applicable, and is validly existing as a limited partnership or limited liability company, as applicable, in good standing under the laws of the State of Delaware.

          (2) The Legacy Parties have the partnership or limited liability company power and authority, as applicable, to own, lease and operate their properties and to conduct their respective businesses as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

          (3) The Legacy Parties are duly qualified as a foreign partnership or limited liability company, as applicable, to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (4) Moriah Properties, Ltd., DAB Resources, Ltd., Brothers Production Properties, Ltd., Brothers Production Company, Inc., Brothers Operating Company, Inc., J&W McGraw Properties, Ltd., MBN Properties LP, and H2K Holdings, Ltd. own 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the GP LLC Agreement, and are fully paid and non-assessable (except as such non-assessability may be limited by Section 18-607 of the Delaware LLC Act); and such persons and entities own such membership interests free and clear of all Liens.

          (5) The General Partner is the sole general partner of the Partnership with a 0.1% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement, and is fully paid; and the General Partner owns such general partner interest free and clear of all Liens; the General Partner owns no assets, and has no business, other than with respect to its 0.1% general partner interest in the Partnership.

          (6) As of the date hereof, after giving effect to the offering contemplated by the Underwriting Agreement (assuming the option to purchase Option Securities is not exercised), the Existing Unitholders will own [ ] Units, representing collectively a [ ]% limited partner interest in the Partnership (the "Existing Unitholder Units"). As of the date hereof, all of the issued and outstanding Existing Unitholder Units, and the limited partner interests represented thereby, are duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act).

          (7) The Units to be issued and sold by the Partnership pursuant to the Underwriting Agreement, and the limited partner interests represented thereby, are duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the purchaser thereof against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act).

          (8) The Partnership owns 100% of the membership interests in the Operating GP; such membership interests have been duly authorized and validly issued in accordance with the Operating GP Agreement, and are fully paid and non-assessable (except as such non-assessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens, except for the pledge of such membership interests under the Existing Credit Agreement.

          (9) (A) The Operating GP is the sole general partner of the Operating Partnership with a 0.1% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement, and is fully paid; and the Operating GP owns such general partner interest free and clear of all Liens, except for the pledge of such general partner interest under the Existing Credit Agreement; and (B) the Partnership is the sole limited partner of the Operating Partnership with a 99.9% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP
     Act); and the Partnership owns such limited partner interest free and clear of all Liens, except for the pledge of such limited partner interest under the Existing Credit Agreement.

          (10) The Underwriting Agreement has been duly authorized, executed and delivered by each of the Legacy Parties.

          (11) The issuance of the Securities to be sold by the Partnership pursuant to the Underwriting Agreement is not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Partnership or any other person arising under Organization Documents of any of the Legacy Parties, the Delaware Revised Uniform Limited Partnership Act or any of the agreements listed on Schedule 1 attached hereto (the "Applicable Agreements") or, to our knowledge, otherwise.

          (12) The Initial Registration Statement and any Rule 462(b) Registration Statement have been declared effective under the 1933 Act; the Prospectus has been filed pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to our knowledge, no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration

     Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          (13) The Initial Registration Statement and any amendments thereto and any Rule 462(b) Registration Statement, as of their respective effective dates, and the Prospectus and any amendments or supplements thereto, as of their respective issue dates (in each case other than the financial statements and schedules and other financial data included therein or omitted therefrom, as to which we have not been called upon to express an opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (14) The form of certificate used to evidence the Units complies in all material respects with all applicable requirements of the Delaware Revised Uniform Limited Partnership Act, with any applicable requirements of the charter and by-laws of the Partnership and with any applicable requirements of the Nasdaq Global Market.

          (15) To our knowledge, except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Partnership or any subsidiary is a party, or to which the property of the Partnership or any subsidiary is subject, before or brought by any court or governmental agency or body which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Partnership of its obligations thereunder.

          (16) The information in the Statutory Prospectus constituting a part of the General Disclosure Package and the Prospectus under the captions "Business--Environmental Matters and Regulation," "Business--Other Regulation of the Oil and Natural Gas Industry," "Business--Legal Proceedings," "Description of Units," and "Material Tax Consequences," in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Partnership's Organizational Documents or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects and our opinion set forth in the Prospectus under the caption "Material Tax Consequences" is confirmed.

          (17) (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we have not been called upon to express an opinion), (B) no authorization, approval, vote or other consent of any unitholder or creditor of the Partnership, (C) no waiver or consent under any Subject Instrument, and (D) to our knowledge, no authorization, approval, vote or other consent of any other person or entity, is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or for the offering, issuance, sale or delivery of the Securities.

          (18) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Legacy Parties with their obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Partnership or any of its subsidiaries pursuant to any Applicable Agreement, nor will such action result in any violation of the provisions of the Organizational Documents of the Partnership or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Partnership or any of its subsidiaries or any of their respective assets, properties or operations.

          (19) The Partnership is not and, immediately after giving effect to the issuance by the Partnership and sale of the Securities and the application of the net proceeds thereof as described in the Statutory Prospectus constituting a part of the General Disclosure Package or the Prospectus, will not be an "investment company", as such term is defined in the 1940 Act.

     Nothing has come to our attention that would lead us to believe that:

          (a) the Initial Registration Statement or any amendment thereto, at the time the Initial Registration Statement or any such amendment became effective, or any Rule 462(b) Registration Statement, at the time such Rule 462(b) Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or

          (b) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, or

          (c) the Prospectus or any amendment or supplement thereto, as of the date the Prospectus was issued, as of the date of any such amendment or supplement was issued or on the date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

(except in each case that we make no statement and express no belief with respect to (i) financial statements and schedules and other financial or statistical data and (ii) any other financial, accounting or oil and gas reserve data included in or omitted from the Initial Registration Statement, any Rule 462(b) Registration Statement or the Prospectus or any amendment or supplement thereto).

     In the event that such opinion shall define the term "Registration Statement," "Initial Registration Statement," "Rule 462(b) Registration Statement," "Statutory Prospectus," "Prospectus" or "Issuer Free Writing Prospectus" (rather than indicating that such terms, as used in such opinion, have the respective meanings given thereto in the Underwriting Agreement), such opinion shall define the terms "Registration Statement", "Initial Registration Statement" and "Rule 462(b) Registration Statement" to include the Rule 430A Information, shall define the term "Statutory Prospectus" as the Statutory Prospectus in the form furnished to the Underwriters for use in connection with the offering of the Securities, shall define the term "Prospectus" as the Prospectus in the form furnished to the Underwriters for use in connection with the offering of the Securities and such opinion shall state that if any Prospectus is delivered pursuant to Rule 173(d), such Prospectus shall be identical to the electronically transmitted copy thereof filed with the Commission pursuant to Rule 424(b), and shall define "Issuer Free Writing Prospectus" as the Issuer Free Writing Prospectus in the form furnished to the Underwriters for use in connection with the offering of the Securities (and not as the form of Issuer Free Writing Prospectus filed with the Commission pursuant to Rule 433).

     In rendering such opinion, Partnership Counsel shall state that such opinion covers matters arising under the laws of the State of Texas, the Delaware Revised Limited Partnership Act, the Delaware Limited Liability Company Act and the federal laws of the United States of America. In rendering such opinion, Partnership Counsel may rely as to matters involving the laws of any other state upon the opinion of local counsel satisfactory to the Representative; provided that such opinion shall be addressed to the Representative, shall state that Partnership Counsel may rely on such opinion as if it were addressed to them in rendering their opinion pursuant to the Underwriting Agreement, shall be dated the same date as the opinion of Partnership Counsel, shall be delivered to the Representative at the same time that the opinion of Partnership Counsel is delivered, and shall be satisfactory in form and substance to counsel for the Underwriters. In rendering such opinion, Partnership Counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Partnership and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                    EXHIBIT G

                            PRICE-RELATED INFORMATION

                             [INSERT AS APPROPRIATE]

Public offering price: $___________ per share

Underwriting discounts and commissions: $___________ per share

Proceeds, before expenses to the Partnership: $___________ per share

[Last reported sale price on the Nasdaq Global Market]: $___________ per share on [date]

Shares offered: _____ primary, _____ secondary

Over-allotment option: _____ primary, _____ secondary

[IF THE NUMBER OF SHARES OFFERED OR OTHER INFORMATION HAS CHANGED MATERIALLY FROM THAT SET FORTH IN THE PRELIMINARY PROSPECTUS, CONSIDER DESCRIBING]

Trade date: __________

Settlement date: __________

[INSERT ANY OTHER APPLICABLE TERMS.]

                                    EXHIBIT H

                  ISSUER GENERAL USE FREE WRITING PROSPECTUSES

                             [List or state "None"]

                                    EXHIBIT I

                              EXISTING UNITHOLDERS


                                       J-1